SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 4, 2003

BioTransplant Incorporated
(Exact name of registrant as specified in its charter)

Delaware	000-28324	04-3119555
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

196 Boston Avenue Suite 2800 Medford, MA		02155
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:  (781) 393-8500

200 Boston Avenue, Medford, MA 02155

(Former name or former address, if changed since last report)

Item 5.                    Other Events.

On June 4, 2003, BioTransplant Incorporated announced that it has entered into an agreement with Miltenyi Biotec GmbH for the sale of its Eligix™ HDM Cell Separation System. In connection with this transaction, Miltenyi has agreed to acquire all intellectual property and physical assets associated with the Eligix business in exchange for an upfront payment of $450,000 and royalties of 4-10% of future sales.  As previously announced, on February 27, 2003, the Company and Eligix, Inc., its wholly-owned subsidiary, filed voluntary petitions for relief under Chapter 11 of the Bankruptcy Code in the United States Bankruptcy Court in Boston Massachusetts. The sale of the Eligix assets is subject to approval by the bankruptcy court.

A copy of the press release relating to such announcement is attached to this Current Report on Form 8-K as Exhibit 99.1.

Item 7.                    Financial Statements, Pro Forma Financial Information and Exhibits.

(c)           Exhibits.

See Exhibit Index attached hereto.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	June 9, 2003	BIOTRANSPLANT INCORPORATED

		By:	/s/ Donald B. Hawthorne
Donald B. Hawthorne
President, Chief Executive Officer
and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Exhibit
Exhibit 99.1	Press Release dated June 4, 2003